Investment Strategy	Jun. 17, 2025
AAM Low Duration Preferred and Income Securities ETF
Prospectus [Line Items]
Strategy Narrative [Text Block]
The Index measures the performance of exchange-listed, U.S. dollar-denominated preferred securities and hybrid securities listed on the New York Stock Exchange (“NYSE”) or NASDAQ Capital Market (“NASDAQ”) with an option-adjusted duration of less than five years. The Index was developed by ICE Data Indices, LLC (“IDI”), the Fund’s index provider (the “Index Provider”) and an affiliate of the NYSE.
The Index may include large-, mid- or small-capitalization companies and includes preferred stocks of non-U.S. issuers. As of December 31, 2024, a significant portion of the Index was represented by securities of companies in the financials sector. Also as of December 31, 2024, the Index was comprised of 165 components and had an effective duration of 1.28 years.